UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2009

AMBASSADORS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-26420	91-1688605

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)
2101 4th Avenue, Suite 210, Seattle, Washington 98121
(Address of Principal Executive Offices)
(Zip Code)
(206) 292-9606
(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Ambassadors International Inc. (the “Company”) is filing this Current Report on Form 8-K solely to show (i) the effects of the adoption of Financial Accounting Standards Board (“FASB”) Staff Position APB 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May be Settled in Cash upon Conversion (Including Partial Cash Settlement) on the accounting for our 3.75% Convertible Senior Notes due 2027 (the “Notes”), and (ii) to reflect the reclassification of certain businesses of the Company as discontinued operations in accordance with Statement of Financial Accounting Standard No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”), in our historical annual financial information included in our Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed on April 15, 2009.
     As previously disclosed in the 2008 Form 10-K, in May 2008, the FASB issued FSP APB 14-1, which requires that an issuer of certain convertible debt instruments that may be settled in cash upon conversion, including partial cash settlement, separately account for the liability component and the equity component (i.e. the embedded conversion option) and recognize the accretion of the resulting discount on the debt as interest expense. The adoption of FSP APB 14-1 has no impact on our debt service payments. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 and for interim periods within those fiscal years. Early adoption was not permitted. FSP APB 14-1 is required to be applied retrospectively to convertible debt instruments within its scope that were outstanding during any period presented in the financial statements issued after the effective date. The adoption of FSP APB 14-1 affected the accounting for $97 million outstanding in principal amount of the Notes.
     SFAS 144 requires the Company to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met. SFAS 144 further requires the Company to reclassify results of operations from a property disposed or designated as held for sale as income from discontinued operations during all reported periods. As previously disclosed, the Company sold Ambassadors Marine Group, LLC (“AMG”), which operated its marine business on May 13, 2009 and entered into an agreement to dispose Cypress Reinsurance, Ltd. (“Cypress”), which operated its insurance business on September 9, 2009. In the Company’s Quarterly Reports on Form 10-Q for March 31, 2009 and June 30, 2009, the Company classified AMG and Cypress as discontinued operations in its Condensed Consolidated Financial Statements for all periods presented in accordance with SFAS 144. The audited consolidated financial statements of the Company for the fiscal years ended December 31, 2008 and 2007 have been revised to present the assets and liabilities relating to AMG and Cypress as “assets held for sale” and “liabilities related to assets held for sale.” The operating revenues and net income (loss) from AMG and Cypress are now reflected as “income (loss) from discontinued operations, net of tax.”
     The retroactive application for FSP APB14-1 resulted in the recognition of additional interest expense of $2.2 million and $1.5 million, with a corresponding increase in our net loss by similar amounts, in the fiscal years ended December 31, 2008 and 2007, respectively. Adoption also resulted in our diluted loss per share increasing by $0.20 and $0.14 in the fiscal years ended December 31, 2008 and 2007, respectively. The presentation of AMG and Cypress as discontinued operations under SFAS 144 did not have an impact on our net loss or our diluted loss per share for the fiscal years ended December 31, 2008 and 2007. In accordance with SFAS 144, we have presented earnings (loss) per share from both continuing and discontinued operations for the fiscal years ended December 31, 2008 and 2007. Comparative financial statements of prior years have been recast to apply FSP APB14-1 retroactively and to comply with the disclosure requirements of SFAS 144. The information in this Form 8-K is not an amendment to or restatement of our 2008 Form 10-K.
     The following historical annual financial information reflecting the retroactive application of FSP APB14-1 and to reflect the reclassification of AMG and Cypress as discontinued operations in accordance with SFAS 144, is attached as exhibits to, and included in, this Form 8-K and supersedes in its entirety the information in Items 7 and 8 of the 2008 Form 10-K:
•	Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (attached as Exhibit 99.1)

•	Part II. Item 8. Financial Statements and Supplementary Data (attached as Exhibit 99.2)

     The information in this Form 8-K does not reflect any event or development occurring after April 15, 2009, the date on which the Company filed its 2008 Form 10-K, except as described above, we have not modified or updated any disclosures in our 2008 Form 10-K. This Current Report on Form 8-K should be read in conjunction with our 2008 Form 10-K. For a discussion of events and developments subsequent to the filing of the Company’s 2008 Form 10-K, please refer to the filings made by Company with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K, including any amendments to such filings. In our Quarterly Reports on Form 10-Q for the periods ended March 31, 2009 and June 30, 2009, we adjusted the unaudited condensed consolidated financial statements for the quarters ended March 31, 2008 and June 30, 2008 to reflect the retroactive application of FSP APB14-1 and AMG and Cypress as discontinued operations.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II. Item 7 of the 2008 Form 10-K).

99.2	Financial Statements and Supplementary Data (superseding Part II. Item 8 of the 2008 Form 10-K).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: September 25, 2009	By:	/s/ Arthur A. Rodney
Arthur A. Rodney
Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II. Item 7 of the 2008 Form 10-K).

99.2	Financial Statements and Supplementary Data (superseding Part II. Item 8 of the 2008 Form 10-K).